UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2018
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46‑5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200
Greenwood Village, Colorado, 80111
(Address of principal executive offices)
(720) 630‑2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Third Amendment to the KeyBank Credit Agreement
On April 16, 2018, NSA OP, LP (the "Operating Partnership") and National Storage Affiliates Trust (the "Company") entered into the Third Amendment and Release of Parent Guaranty (the "Third Amendment") to the Amended and Restated Credit Agreement, dated as of May 6, 2016, by and among the Operating Partnership, as borrower, certain of its subsidiaries that are party thereto, as subsidiary guarantors, the Company, as parent guarantor, KeyBank National Association, as administrative agent, and the other lenders party thereto (the "KeyBank Credit Agreement").
The Third Amendment, among other things, releases the Company from its guarantee of the obligations of the Operating Partnership under the KeyBank Credit Agreement, and places restrictions on the Company's ability to incur additional indebtedness, including guaranteeing indebtedness of any other person or entity, subject to certain limited exceptions.
The description above is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to a copy of the Third Amendment, which will be filed with the Company's quarterly report on Form 10‑Q for the quarterly period ended June 30, 2018. The KeyBank Credit Agreement was filed on August 9, 2016 as Exhibit 10.3 to the Company's quarterly report on Form 10‑Q for the quarterly period ended June 30, 2016.
Item 8.01. Other Events.
First Amendment to the Capital One Credit Agreement
On April 16, 2018, the Operating Partnership and the Company also entered into the First Amendment and Release of Parent Guaranty (the "First Amendment") to the Credit Agreement, dated as of June 30, 2016, by and among the Operating Partnership, as borrower, certain of its subsidiaries that are party thereto, as subsidiary guarantors, the Company, as parent guarantor, Capital One, National Association, as administrative agent, and the other lenders party thereto (the "Capital One Credit Agreement").
The First Amendment, among other things, releases the Company from its guarantee of the obligations of the Operating Partnership under the Capital One Credit Agreement, and places restrictions on the Company's ability to incur additional indebtedness, including guaranteeing indebtedness of any other person or entity, subject to certain limited exceptions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Storage Affiliates Trust

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer

Date: April 20, 2018